ASSET MANAGEMENT FUND

SUPPLEMENT DATED FEBRUARY 19, 2008
TO PROSPECTUS DATED MARCH 1, 2007

The section “Redemption In Kind” on page 27 of the Prospectus is replaced with the following:

The Funds, with the exception of the Money Market Fund, reserve the right to make a “redemption in kind” – payment in portfolio securities rather than cash – if the Board of Trustees determines that the orderly liquidation of securities owned by a Fund is impracticable, or payment in cash would be prejudicial to the best interests of the remaining shareholders of a Fund.  Redemptions in kind are taxable for federal income tax purposes in the same manner as redemptions for cash.

ASSET MANAGEMENT FUND
230 W. Monroe Street
Chicago, Illinois 60606